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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Experts" in the Registration Statement filed on Form N-1A for SEI Institutional Investments Trust.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
July 25, 2003